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                                                                  Exhibit 10.6

                      THE PACIFIC GAS AND ELECTRIC COMPANY
                               SAVINGS FUND PLAN
                             FOR NON-UNION EMPLOYEES

         This is the controlling and definitive statement of the Pacific Gas and Electric Company Savings Fund Plan for Non-Union EMPLOYEES1/ in effect on and after April 1, 1995. The PLAN, which covers ELIGIBLE EMPLOYEES of the COMPANY and other EMPLOYERS, is a further revision of the one originally placed in effect by the COMPANY as of April 1, 1959. It has since been amended from time to time. The PLAN as amended may be further amended retroactively in order to meet applicable rules and regulations of the Internal Revenue Service, the United States Department of Labor and all other applicable rules and regulations.

         The PLAN is maintained for the exclusive benefit of participants or their BENEFICIARIES, and contributions or benefits under the PLAN do not discriminate in favor of HIGHLY COMPENSATED EMPLOYEES.


                         ELIGIBILITY AND PARTICIPATION

1.       Eligibility

         A non-union EMPLOYEE becomes an ELIGIBLE EMPLOYEE upon completion of one year of SERVICE. Once eligibility occurs it continues as long as the EMPLOYEE remains a non-union EMPLOYEE and SERVICE continues.

2.       Participation

         To become a participant, an ELIGIBLE EMPLOYEE must provide NOTICE to the PLAN ADMINISTRATOR of the ELIGIBLE EMPLOYEE'S election to participate and to be bound by the terms of the PLAN. Through such NOTICE, the ELIGIBLE EMPLOYEE shall:

         (a) authorize the EMPLOYER to reduce his COVERED COMPENSATION by a stated percentage and to contribute such amount to the PLAN as a Section 401(k) CONTRIBUTION; and/or

         (b) elect to make NON-Section 401(k) CONTRIBUTIONS, if any, to the PLAN; and

         (c) instruct the PLAN ADMINISTRATOR as to the manner in which EMPLOYEE contributions and matching EMPLOYER CONTRIBUTIONS are to be invested.


                                 CONTRIBUTIONS

3.       EMPLOYEE Contributions

         To become a contributing participant, an ELIGIBLE EMPLOYEE must make
         Section 401(k) CONTRIBUTIONS, NON-Section 401(k) CONTRIBUTIONS, or a combination of both to the PLAN through payroll deduction.

__________________________________
1/       Words in all capitals are defined in Section 30.


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         All contributions withheld by the EMPLOYER from COVERED COMPENSATION are paid over to the TRUSTEE, unconditionally credited to the participant's account and invested in accordance with the participant's instructions.

         (a) Section 401(k) CONTRIBUTIONS. A Section 401(k) CONTRIBUTION is an election to defer the receipt of a specified whole percentage of COVERED COMPENSATION which would otherwise be currently payable to a participant. The EMPLOYER shall reduce the participant's COVERED COMPENSATION by an amount equal to the percentage of the Section 401(k) CONTRIBUTION elected by the participant. Under current law, Section 401(k) CONTRIBUTIONS deferred by a participant under the PLAN are not subject to federal or state income tax until actually withdrawn or distributed from the PLAN.

         (b) FLEXDOLLARS. By giving NOTICE, a participant in the COMPANY'S Flex Plan may elect to have any unused FLEXDOLLARS contributed to this PLAN. Any FLEXDOLLARS contributed to this PLAN shall be deemed Section 401(k) CONTRIBUTIONS and shall be subject to all restrictions and limitations applicable to Section 401(k) CONTRIBUTIONS. FLEXDOLLAR contributions shall not be eligible for matching EMPLOYER CONTRIBUTIONS as described in Section 4.

         (c) NON-Section 401(k) CONTRIBUTIONS. NON-Section 401(k) CONTRIBUTIONS differ from Section 401(k) CONTRIBUTIONS in that a participant has already paid taxes on the amounts contributed to the PLAN. All EMPLOYEE Contributions made to the PLAN as it existed prior to October 1, 1984, are considered to be NON-Section 401(k) CONTRIBUTIONS and are so recorded in the accounts maintained by the PLAN ADMINISTRATOR.

                 NON-Section 401(k) CONTRIBUTIONS must be made in whole percentages of COVERED COMPENSATION, and the sum of all
                 Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS made by a participant may not exceed 15 percent of the participant's COVERED COMPENSATION.

         (d) CHANGING CONTRIBUTIONS. By giving NOTICE to the PLAN ADMINISTRATOR, a participant may direct the PLAN ADMINISTRATOR to cease or resume making contributions, or to change the rate of contributions. Any such change shall become effective within 30 days of receipt by the PLAN ADMINISTRATOR of such NOTICE.

4.       Employer Contributions

         (a) Each and every time that participants make Section 401(k) or non-Section 401(K) CONTRIBUTIONS to the PLAN eligible for matching EMPLOYER CONTRIBUTIONS, the COMPANY shall make a matching EMPLOYER CONTRIBUTION to the PLAN in cash or in whole shares of COMPANY STOCK, or partly in both. Matching EMPLOYER CONTRIBUTIONS shall be limited to an amount equal to three-quarters of the aggregate participant contributions eligible for matching EMPLOYER CONTRIBUTIONS under the provisions of Subsection 4(a)(1). The COMPANY shall charge to each EMPLOYER its appropriate share of matching EMPLOYER CONTRIBUTIONS.

                 (1) Section 401(k) and NON-Section 401(k) CONTRIBUTIONS Eligible for Matching EMPLOYER CONTRIBUTIONS. Although a participant may elect to defer up to 15 percent of COVERED COMPENSATION to the PLAN, the maximum amount of a


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                          participant's contributions eligible for matching
                          EMPLOYER CONTRIBUTIONS shall be one of the following percentages of COVERED COMPENSATION:

                          (i) up to 3 percent, with at least one but less than three years of SERVICE; or

                          (ii) up to 6 percent, with at least three years of SERVICE.

                          (iii) for a participant who is absent from work and receiving temporary compensation under any state Worker's Compensation Law or under the COMPANY'S LONG TERM DISABILITY PLAN, the larger of:

                                  a)       the maximum percentage calculated
                                           under (i) or (ii), whichever is
                                           applicable; or

                                  b) the dollar amount which was eligible for matching EMPLOYER CONTRIBUTIONS immediately before the participant's absence began.

         (b) Investment of EMPLOYER CONTRIBUTIONS. All EMPLOYER CONTRIBUTIONS made to the PLAN shall be invested by the TRUSTEE in accordance with a participant's INVESTMENT FUND directions.

5.       Limitations

         (a) Average Deferral Percentage Limitation. In any PLAN YEAR, the average rate of Section 401(k) CONTRIBUTIONS as a percentage of compensation for all participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES shall not exceed the larger of:

                 (1) the average rate of Section 401(k) CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 1.25 percent; or

                 (2)      the lesser of:

                          (i)     the average rate of Section  401(k)
                                  CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 2; or

                          (ii)    the average rate of Section  401(k)
                                  CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES plus 2 percentage points, or such lesser amount as the Secretary of the Treasury may prescribe in order to prevent the multiple use of this alternative limitation with respect to any HIGHLY COMPENSATED participant.

                 The average rate of Section 401(k) CONTRIBUTIONS for a PLAN YEAR for a designated group of ELIGIBLE EMPLOYEES shall be the average of the ratios, calculated separately for each participating ELIGIBLE EMPLOYEE in the group, of the amount of
                 Section 401(k) CONTRIBUTIONS made by each EMPLOYEE for the PLAN YEAR, to the EMPLOYEE'S compensation for such PLAN YEAR. As used in this subsection, compensation shall mean compensation paid by an EMPLOYER to the participant during the PLAN YEAR which is required to be reported as wages on the participant's form W-2 and shall also include compensation


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                 which is not currently includable in the participant's gross income by reason of the application of CODE Sections 125 and 402(e)(3).

                 For purposes of this subsection, the ratio of the amount of
                 Section 401(k) CONTRIBUTIONS to a participant's compensation for any participant who is HIGHLY COMPENSATED for the PLAN YEAR and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in
                 Section 401(k) of the CODE that are maintained by an employer or affiliated employer shall be determined as if all such
                 Section 401(k) CONTRIBUTIONS, elective deferrals and qualified employer deferral contributions were made under a single arrangement.

                 For purposes of determining the ratio of the amount of Section 401(k) CONTRIBUTIONS to a participant's compensation for a participant who is HIGHLY COMPENSATED by reason of being one of the ten highest-paid EMPLOYEES or a 5 percent owner of the controlled group of corporations, as defined in Section 414 of the CODE, the Section 401(k) CONTRIBUTIONS and compensation of such participant shall include the Section 401(k) CONTRIBUTIONS and compensation of the participant's family members, as defined in Section 414 of the CODE, and such family members shall be disregarded in determining the average rate of Section 401(k) CONTRIBUTIONS for non-HIGHLY COMPENSATED participants.

                 The determination and treatment of Section 401(k) CONTRIBUTIONS of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (b) Average Contribution Percentage Limitation. In any PLAN YEAR, the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES shall not exceed the larger of:

                 (1) the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 1.25; or

                 (2)      the lesser of:

                          (i) the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 2; or

                          (ii) the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for all other participating ELIGIBLE EMPLOYEES plus 2 percentage points, or such lesser amount as the Secretary of the Treasury may prescribe in order to prevent the multiple use of this alternative limitation with respect to any HIGHLY COMPENSATED participant.

                 The average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for a PLAN YEAR for a designated group of ELIGIBLE EMPLOYEES shall be the average of the ratios, calculated separately for each participating ELIGIBLE EM-


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                 PLOYEE in the group, of the amount of NON-Section 401(k)
                 CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS made by and on behalf of each EMPLOYEE for the PLAN YEAR, to the EMPLOYEE'S compensation for such PLAN YEAR. As used in this subsection, compensation shall mean compensation paid by an EMPLOYER to the participant during the PLAN YEAR which is required to be reported as wages on the participant's form W-2 and shall also include compensation which is not currently includable in the participant's gross income by reason of the application of CODE Sections 125 and 402(e)(3).

                 For purposes of this subsection, the ratio of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS to a participant's compensation for any participant who is HIGHLY COMPENSATED for the PLAN YEAR and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in Section 401(k) of the CODE that are maintained by an employer or affiliated employer shall be determined as if all such NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS, elective deferrals and qualified employer deferral contributions were made under a single arrangement.

                 For purposes of determining the ratio of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS to a participant's compensation for a participant who is HIGHLY COMPENSATED by reason of being one of the ten highest-paid EMPLOYEES or a 5 percent owner of the controlled group of corporations, as defined in Section 414 of the CODE, the NON-
                 Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS and compensation of such participant shall include the NON-
                 Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS and compensation of the participant's family members, as defined in Section 414 of the CODE, and such family members shall be disregarded in determining the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for non-HIGHLY COMPENSATED participants.

                 The determination and treatment of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (c) In the event that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, in its sole and absolute discretion, determines that the rate of Section 401(k) CONTRIBUTIONS, and/or the rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS will exceed either or both of the maximum limitations contained in subsections 5(a) and 5(b), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall instruct the PLAN ADMINISTRATOR to reduce the rate of contributions made by HIGHLY COMPENSATED participants so that the limitations will be met.

                 The PLAN ADMINISTRATOR shall first determine the maximum average rate of contributions which can be made by the HIGHLY COMPENSATED participants. The contributions made by HIGHLY COMPENSATED participants shall then be reduced, on a prospective basis, until the limitations are met. Any necessary reduction shall be made by first reducing the highest rate of Section 401(k) CONTRIBUTIONS or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as may be appropriate, currently authorized by participants, with such rate to


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                 be reduced in one percent increments until the maximum
                 permissible average rate of contributions is met.

                 Notwithstanding any other provision of the PLAN, if, as of the end of a PLAN YEAR, the PLAN fails to meet either or both of the tests described in subsections 5(a) or 5(b), the PLAN ADMINISTRATOR shall, on or before December 31 of the following PLAN YEAR distribute to each HIGHLY COMPENSATED participant, beginning with the participant having the higher ratio, such excess portion of the participant's Section 401(k) CONTRIBUTIONS, and/or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS (and any income allocable to such portion), until the PLAN satisfies both of the tests. If there is a loss allocable to such excess amount, the amount of the distribution shall in no event be less than the lesser of the (i) participant's account or (ii) the participant's
                 Section 401(k) CONTRIBUTIONS, or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS, as appropriate, for the PLAN YEAR.

                 For the PLAN YEARS 1987, 1988, 1989, 1990 and 1991 only, the PLAN ADMINISTRATOR may elect to make qualified non-elective employer contributions within the meaning of Section 401(m)(4)(c) of the CODE, on behalf of such non-HIGHLY COMPENSATED participants who are EMPLOYEES of Pacific Service Employees Association as will cause the PLAN to meet the appropriate limits set forth in subsections 5(a) and 5(b). For purposes of PLAN withdrawals qualified non-elective employer contributions shall be treated as Section 401(k) CONTRIBUTIONS.

                 For purposes of determining whether the PLAN meets either or both of the limits set forth in subsections 5(a) and 5(b), the PLAN ADMINISTRATOR may elect to make the look-back year calculation as provided in Regulation 1.414(q)-ITA-14(b)(1) for any determination year on the basis of the calendar year ending with the applicable determination year.

         (d) Annual Section 401(k) Limitation. Effective as of January 1, 1987, no participant shall be permitted to make Section 401(k) CONTRIBUTIONS to the PLAN during any PLAN YEAR in excess of $7,000, multiplied by the adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the CODE for years beginning after December 31, 1987, as applied to elective deferrals. A participant who is unable to make
                 Section 401(k) CONTRIBUTIONS which would have been eligible for matching EMPLOYER CONTRIBUTIONS because of the limitation contained in this subsection 5(d), shall be entitled to make NON-Section 401(k) CONTRIBUTIONS in an amount equal to the amount of Section 401(k) CONTRIBUTIONS that could have been made but for the subsection 5(d) limitation. Such NON-Section 401(k) CONTRIBUTIONS shall be eligible for matching EMPLOYER CONTRIBUTIONS as though they were Section 401(k) CONTRIBUTIONS, subject to the limitations contained in Section 5.

         (e) Section 415 Limitation. Anything herein to the contrary notwithstanding, in no event shall the annual additions to a participant's accounts in a YEAR exceed the lesser of (1) 25 percent of the participant's compensation (as defined in subparagraph 5(e)(1), below) for the YEAR or (2) $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth Section 415(b)(1) of the CODE as in effect for the PLAN YEAR. For purposes of applying the limitations of Section 415 of the CODE, the annual additions


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                 which must be kept within the limits set forth above, shall mean the sum credited to a participant's account for any PLAN YEAR of (i) EMPLOYER CONTRIBUTIONS and Section 401(k) CONTRIBUTIONS, (ii) NON-Section 401(k) CONTRIBUTIONS, and
                 (iii) any amounts allocated to an individual medical account, as defined in Sections 415(l)(2) and 419A(d)(2) of the CODE. The compensation limitation percentage referred to above shall not apply to (i) any contribution for medical benefits, as defined in Section 419A(f)(2) of the CODE, after a participant's separation from SERVICE which is otherwise treated as an annual addition, or (ii) any amount which is otherwise treated as an annual addition under Section 415(l)(1) of the CODE.

                 (1) Solely for purposes of applying the Section 415 limitations, compensation shall include all of a participant's wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with an EMPLOYER (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses). For purposes of applying the Section 415 limitations, compensation shall not include any of the following:

                          a) Contributions made by an EMPLOYER to a plan of deferred compensation to the extent that, before the application of the Section 415 limitations to that plan, the contributions are not includable in the gross income of the participant for the taxable year in which contributed. Any distributions from a plan of deferred compensation are not considered as compensation for Section 415 purposes, regardless of whether such amounts are includable in the gross income of the EMPLOYEE when distributed. However, any amounts received by a participant pursuant to an unfunded, nonqualified plan may be considered as compensation for Section 415 purposes in the year such income is includable in the gross income of the EMPLOYEE.

                          b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by a participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                          c) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.

                          d) Other amounts which receive special tax benefits such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the participant).

                                  In the event that the annual additions to a participant's accounts would exceed the
                                  Section 415 Limitations, the PLAN
                                  ADMINISTRATOR shall first reduce the
                                  participant's NON-Section 401(k)


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                                  CONTRIBUTIONS until the Section 415
                                  limitations are met.

         (f) If a participant of this PLAN is also a participant in the COMPANY'S RETIREMENT PLAN, Section 415 of the CODE imposes a combined benefit limitation. Contributions to this PLAN will nevertheless be permitted to the maximum extent permitted by
                 Section 415 of the CODE and the terms of the PLAN. If the combined maximum benefit permitted would be exceeded, the benefit from the COMPANY'S RETIREMENT PLAN shall be reduced so that the limitation will be met. The combined maximum benefit for a participant shall be determined pursuant to the provisions of Section 415(e) of the CODE.

                 At the election of the PLAN ADMINISTRATOR, special transitional rules may apply for both the defined benefit fraction and the defined contribution fraction for EMPLOYEES who were participants as of December 31, 1982.

         (g) Top Heavy Provisions. In the event that the PLAN is or becomes "Top Heavy", as that term is defined in Section 416(g) of the CODE, the provision contained in Special Provision A shall supersede any conflicting provision of the PLAN.

         (h) For purposes of determining all benefits under the PLAN, for PLAN YEARS beginning after 1988 and before 1994, the maximum compensation of each EMPLOYEE that may be taken into account each PLAN YEAR shall not exceed $200,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17) of the CODE. For purposes of determining all benefits under the PLAN, for PLAN YEARS beginning after 1993, the maximum compensation of each EMPLOYEE that may be taken into account each PLAN YEAR shall not exceed $150,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17) of the
                 CODE). In determining the compensation of a HIGHLY COMPENSATED EMPLOYEE for purposes of this limitation, the rules of Section 414(q)(6) of the CODE shall apply, except that the term "family" shall include only the spouse of the EMPLOYEE and any lineal descendants of the EMPLOYEE who have not attained age 19 before the close of the YEAR. If the aggregate compensation of family members exceeds the applicable compensation limit of compensation as limited by
                 Section 401(a)(17) of the CODE, then the amount of compen-sation considered under the PLAN for each family member is proportionately reduced so that the total equals the applicable compensation limitation under Section 401(a)(17) of the CODE.


                         SELECTION OF INVESTMENT FUNDS

6.       (a)     Section 401(k) CONTRIBUTIONS, NON-Section  401(k)
                 CONTRIBUTIONS, and EMPLOYER CONTRIBUTIONS. By giving NOTICE, a participant shall instruct the PLAN ADMINISTRATOR to invest his Section 401(k) CONTRIBUTIONS, NON-Section 401(k)
                 CONTRIBUTIONS, and EMPLOYER CONTRIBUTIONS in one or more
                 INVESTMENT FUNDS. The minimum amount which can be invested in any single INVESTMENT FUND shall be one percent of a participant's current contributions to the PLAN. A participant may elect to invest more than the minimum amount in any INVESTMENT FUND, provided that any such increase must be in increments of one percent.


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         (b)     CHANGE OF INVESTMENT FUND ALLOCATIONS.  By giving NOTICE to the PLAN ADMINISTRATOR, a participant may (1) change the percentage levels of future contributions which are to be allocated to any INVESTMENT FUND or FUNDS or, (2) change the INVESTMENT FUNDS in which his future contributions are to be invested. Each election regarding investment of future contributions shall be effective with the next deposit of contributions.


                              THE INVESTMENT FUNDS

7.       Company Stock Fund

         This FUND is invested primarily in Common Stock of the COMPANY, with a small portion invested in cash or cash equivalents. The FUND also holds COMPANY STOCK and the earnings thereon attributable to EMPLOYER CONTRIBUTIONS and participant contributions made to the Basic Fund of the PLAN as it existed prior to April 1, 1983, as well as all COMPANY STOCK which has been transferred to this PLAN from the TRASOP and PAYSOP Plan. All cash dividends received by the TRUSTEE on COMPANY STOCK are reinvested in the FUND.

         (a) Investment Generally. Whenever the TRUSTEE invests cash in COMPANY STOCK, the EMPLOYEE BENEFIT FINANCE COMMITTEE shall direct the TRUSTEE to purchase the COMPANY STOCK either (i) at a public sale on a recognized stock exchange, (ii) directly from the COMPANY at a price equal to that day's closing price for COMPANY STOCK on the New York Stock Exchange, or (iii) from a private source at a price no higher than the price that would have been payable under (i).

         (b) Voting of COMPANY STOCK. Each and every time shareholders who are not participants in the PLAN are entitled to vote COMPANY STOCK, participants shall have an absolute right to vote COMPANY STOCK. Whenever participants are given the opportunity to vote COMPANY STOCK, the TRUSTEE shall inform each participant of all relevant material received by the TRUSTEE with a written request for confidential voting instructions. The TRUSTEE is required to vote the COMPANY STOCK credited to a participant's account as the participant directs. If the participant does not give such instructions within the required time, the TRUSTEE may not vote any COMPANY STOCK credited to a participant's account.

         (c) Cost of UNITS. The cost of a UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the COMPANY STOCK FUND.

         (d) Value of UNITS. The value of a UNIT is the value of the COMPANY STOCK held in the FUND at the closing price on the New York Stock Exchange plus the cash held in the FUND, as determined by the TRUSTEE each BUSINESS DAY, less any fees or other expenses which are charged to the FUND which shall reduce the earnings of that fund, divided by the number of UNITS. Each payment into the COMPANY STOCK FUND of contributions shall increase, and each payment out of the COMPANY STOCK FUND shall decrease, the number of UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.


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8.       United States Bond Fund

         This FUND was maintained for the purpose of investing EMPLOYEE contributions in United States BONDS. This FUND also holds all BONDS attributable to participant contributions made to the Basic Fund of the PLAN as it existed prior to April 1, 1983. Income from BONDS is reflected in the greater redemption values of the BONDS. BONDS held in this FUND cannot be transferred to another INVESTMENT FUND under the transfer provisions of Section 14.

         Effective July 1, 1991, the U.S. BOND FUND no longer accepts EMPLOYEE contributions. BONDS purchased to date with EMPLOYEE contributions will continue to be held in the PLAN until a distribution is requested by the EMPLOYEE in accordance with current PLAN provisions.

9.       Diversified Equity Fund (DEF)

         This FUND is maintained for the purpose of investing in a diversified portfolio consisting principally of common stock and securities convertible into common stock. However, at no time shall the DEF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the DEF INVESTMENT MANAGER. The DEF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the DEF INVESTMENT MANAGER. A participant's account is credited with the number of DEF UNITS purchased with contributions allocated to his account. All Diversified Investment Fund Units attributable to participant contributions made to the PLAN as it existed prior to April 1, 1983 are held in this FUND under the new designation of DEF UNITS.

         (a) Cost of DEF UNITS. The cost of a DEF UNIT shall be the current value of a UNIT as determined by the DEF INVESTMENT MANAGER as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the DEF.

         (b) Value of DEF UNITS. The value of a DEF UNIT is the value of the FUND assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the FUND), divided by the number of DEF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

10.      Utility Stock Fund (USF)

         This FUND is maintained for the purpose of investing in an index fund consisting of common stocks of publicly traded electric utility companies that are members of the Edison Electric Institute. However, at no time shall the FUND be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the USF INVESTMENT MANAGER. The FUND seeks to provide investment results that correspond to the price and yield performance of common stocks of selected utilities engaged in the generation, transmission, or distribution of electric energy, as represented by an index comprising the common stocks of companies that are members of the Edison Electric Institute. Stocks in the FUND's portfolio are generally held in the same proportions that each stock has within the index. Seeking to duplicate the index as closely as possible, the portfolio is monitored and adjusted by computer; no attempt is made to manage the portfolio in the traditional sense using economic, financial, and market analyses.

         Contributions to the USF are paid to the TRUSTEE and invested in accordance with the instructions from the USF INVESTMENT MANAGER. A participant's account is credited with the number of USF UNITS purchased with contributions allocated to his account.

         (a) Cost of USF UNITS. The cost of a USF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the USF.

         (b) Value of USF UNITS. The value of a USF UNIT is the value of the assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than interests of participants in the USF), divided by the number of USF UNITS. Each payment into the USF of contributions shall increase, and each payment out of the USF shall decrease the number of USF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

11.      Guaranteed Income Fund (GIF)

         This FUND is designed to provide participants with a stable and consistent rate of return. The FUND is made up of investment contracts with a diversified group of insurance companies, banks, and other financial institutions which provide for credited interest rates and terms that are negotiated at the time of purchase.

         Contributions made to the GIF are invested in a portfolio of investment contracts. The GIF INVESTMENT MANAGER directs the day-to-day investment of the FUND. The blended interest earned on all contracts held in the portfolio is posted daily to the participant's account.

         (a) COST OF GIF UNITS. The cost of a GIF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the GIF.

         (b) VALUE OF GIF UNITS. The value of a GIF UNIT is the value of the GIF assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the GIF), divided by the number of GIF UNITS. Each payment into the GIF of contributions shall increase, and payments out of the GIF shall decrease, the number of GIF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

12.      Bond Index Fund (BIF)

         The BIF is maintained for the purpose of investing in a diversified portfolio consisting principally of marketable fixed-income securities. At no time shall the BIF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the BIF INVESTMENT MANAGER. The

         BIF INVESTMENT MANAGER directs the day-to-day investment of the BIF.

         Contributions to the BIF are paid over to the TRUSTEE and invested in accordance with instructions received from the BIF INVESTMENT MANAGER. A participant's account is credited with the number of BIF UNITS purchased with contributions allocated to his account.

         (a) Cost of BIF UNITS. The cost of a BIF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the FUND.

         (b) Value of BIF UNITS. The value of a BIF UNIT is the value of the BIF assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the BIF), divided by the number of BIF UNITS. Each payment into the BIF of contributions shall increase, and each payment out of the BIF shall decrease, the number of BIF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

13.      Stock and Bond Fund (SBF)

         The SBF is maintained for the purpose of investing in a diversified portfolio consisting principally of U.S. equities and U.S. fixed income investments. At no time shall the SBF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries, except to the extent that any such securities are held in a commingled account invested in by the SBF INVESTMENT MANAGER. The SBF INVESTMENT MANAGER directs the day-to-day investment of the SBF.

         Contributions to the SBF are paid over to the TRUSTEE and invested in accordance with instructions from the SBF INVESTMENT MANAGER. A participant's account is credited with the number of SBF UNITS purchased with contributions allocated to his account.

         (a) Cost of SBF UNITS. The cost of an SBF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the SBF.

         (b) Value of SBF UNITS. The value of an SBF UNIT is the value of the assets, as determined each BUSINESS DAY by the TRUSTEE, less any liabilities (other than the interests of participants in the SBF), divided by the number of SBF UNITS. Each payment into the SBF of contributions shall increase, and each payment out of the SBF shall decrease, the number of SBF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

14.      Transfer of Investment Fund Balances

         (a) By giving NOTICE to the PLAN ADMINISTRATOR, a participant may elect to transfer any portion of the contributions held in his account, plus the earnings thereon, from any INVESTMENT FUND to another INVESTMENT FUND or FUNDS. A transfer shall be effective and shall be valued on the day it is made, if such day is a BUSINESS DAY, and the participant provides NOTICE of such transfer prior to the closing time of the New York Stock Exchange. All other transfers shall be effective and valued as of the next BUSINESS DAY.

                 Upon receipt of a transfer NOTICE, the TRUSTEE shall value the UNITS to be transferred from the FUND and convert the UNITS to cash. The FUND account of the participant shall be debited with the number of UNITS transferred from that FUND and the TRUSTEE shall purchase with the cash proceeds realized from the converted UNITS, UNITS in the appropriate FUND or FUNDS, as designated by the participant. The cost of the UNITS purchased shall be the value of the FUND UNITS as determined on the date of transfer, and the number of UNITS purchased shall be credited to the appropriate INVESTMENT FUND account of the participant.

         (b) COMPANY STOCK FUND -- Overall Limitation. Anything herein to the contrary notwithstanding, if, as of any single month, the TRUSTEE is required, as a result of the transfer provisions of this Section 14, to sell on the open market more than one percent of the number of outstanding shares of COMPANY STOCK, then the TRUSTEE shall immediately so advise the EMPLOYEE BENEFIT FINANCE COMMITTEE. The EMPLOYEE BENEFIT FINANCE COMMITTEE may, in its sole discretion, limit, prorate, or temporarily suspend further sales of COMPANY STOCK by the PLAN or take whatever steps necessary to ensure an orderly market in COMPANY STOCK. The percentage limitation set forth in this subsection shall be applied to the excess of shares sold on the open market less shares purchased to meet Section 14 requirements for the applicable period.


                       PARTICIPANT'S INTEREST IN THE PLAN

15.      Participant Accounts

         The PLAN ADMINISTRATOR maintains a separate account for each PLAN participant which records the participant's interest in each of the INVESTMENT FUNDS, together with EMPLOYER CONTRIBUTIONS made on his behalf. Each account is charged with participant transfers and withdrawals and credited with its appropriate share of FUND income. The account maintained by the PLAN ADMINISTRATOR for each participant also records separately the participant's Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS, the UNITS purchased therewith, and the earnings thereon. All Basic Contributions and Supplemental Contributions made to the PLAN as it existed prior to October 1, 1984, are recorded as NON-Section 401(k) CONTRIBUTIONS on the records maintained by the PLAN ADMINISTRATOR.

         Whenever UNITS attributable to a participant's Section 401(k) CONTRIBUTIONS are transferred to another FUND OR FUNDS, the resulting UNITS are also recorded as attributable to Section 401(k) CONTRIBUTIONS. Similarly, UNITS attributable to NON-Section 401(k) CONTRIBUTIONS which are transferred to another FUND or FUNDS are also recorded as NON-Section 401(k) CONTRIBUTIONS. A participant is at all times fully vested in his own contributions and all EMPLOYER CONTRIBUTIONS credited to his account, together with income attributable thereto.

16.      Account Statements

         As soon as practicable after the end of each CALENDAR QUARTER, all participants will receive from the ADMINISTRATOR a statement of their interest in the PLAN.

                                PLAN WITHDRAWALS

17.      Withdrawal During Service

         Except as provided in this Section, withdrawals of any part of a participant's interest in the PLAN are not permitted as long as SERVICE continues. A participant may never replace in the TRUST FUND any UNITS or cash which have been withdrawn. By submitting a withdrawal Form, a participant may make withdrawals as provided below.

         (a)     Section 401(k) CONTRIBUTIONS.

                 (1) A participant may withdraw all or part of the UNITS, including income thereon and including additional UNITS attributable thereto, bought with the participant's Section 401(k) CONTRIBUTIONS upon the occurrence of any of the following events:

                          (a) the participant is disabled and is receiving benefits under the LONG TERM DISABILITY PLAN; or

                          (b)     the participant has attained age 59 1/2.

                 (2)      A participant may withdraw an amount equal to his
                          Section 401(k) CONTRIBUTIONS, as well as any income and UNITS attributable to income accrued thereon prior to January 1, 1989, upon receipt of satisfactory proof by the PLAN ADMINISTRATOR that the withdrawal is required to meet immediate and heavy financial needs of the participant which constitute a valid hardship as defined under the CODE and regulations issued by the Secretary of the Treasury. A request for a withdrawal for one of the following reasons will be deemed to be on account of a valid hardship:

                          (a) To cover medical expenses (as defined in Section 213(d) of the CODE) of the participant, the participant's spouse or dependents (as defined in Section 152 of the CODE);

                          (b) The purchase of a participant's principal place of residence, but not including mortgage payments;

                          (c) To meet tuition payments for the next semester or quarter of post-secondary education for the participant, his spouse, children or dependents; or

                          (d) To prevent the eviction of the participant from his principal place of residence, or to prevent a foreclosure of the mortgage on the participant's principal place of residence.

                          A request for a withdrawal under this subsection 17(a)(2) will not be deemed to be for immediate and heavy financial needs unless the participant represents that the need cannot be met from the following resources:

                          (a) through reimbursement or compensation by insurance or otherwise,

                          (b)     by reasonable liquidation of the
                                  participant's resources,

                          (c)     by cessation of contributions to the PLAN, or

                          (d) by other distributions, withdrawals or nontaxable loans from any plans maintained by an EMPLOYER, or by borrowing from commercial sources on reasonable commercial terms.

                          For purposes of this Subsection 17(a)(2), a participant's resources shall be deemed to include any assets of his spouse and minor children that are reasonably available to the participant. In addition, withdrawals under Subsection 17(a)(2) may not exceed the amount actually required to meet the participant's immediate financial needs.

                 (3) A participant who withdraws UNITS under Subsection 17(a) will automatically be suspended from the PLAN and will not be permitted to resume making contributions to the PLAN for six months following the date upon which the withdrawal Form is processed by the PLAN ADMINISTRATOR. After suspension ends, contributions may be resumed by giving NOTICE to the PLAN ADMINISTRATOR.

         (b) NON-Section 401(k) CONTRIBUTIONS. A participant may at any time elect to withdraw all or any part of the UNITS including income thereon and including additional UNITS attributable thereto, bought with the participant's NON-Section 401(k) CONTRIBUTIONS to the PLAN. Such an election will not cause suspension from the PLAN.

         (c)     EMPLOYER CONTRIBUTIONS.

                 (1) A participant may withdraw all or any part of the UNITS, including the income attributable thereto, bought with EMPLOYER CONTRIBUTIONS which were made to the PLAN at anytime prior to the second YEAR preceding the current YEAR. For example, UNITS, including the income attributable thereto, purchased with EMPLOYER CONTRIBUTIONS made in 1981 and prior years may be withdrawn in 1984 or anytime thereafter. Such an election will not cause suspension from the PLAN.

                 (2) UNITS, including the income attributable thereto, bought with EMPLOYER CONTRIBUTIONS which would not be withdrawable under Subsection 17(c)(1), shall nonetheless be withdrawable upon the occurrence of any of the following events:

                          (a) the participant is disabled and is receiving benefits under the LONG TERM DISABILITY PLAN;

                          (b)     the participant attains 59-1/2; or

                          (c) the participant has requested and is entitled to receive a hardship distribution which meets the requirements of Subsection 17(a)(2) but only if all amounts distributable under Subsection 17(a) have been exhausted.

                          Anything herein to the contrary notwithstanding, if as of any single month, the TRUSTEE is required as a result of the withdrawal provisions of this Subsection 17(c), to sell on the open market more than one percent of the outstanding shares of COMPANY STOCK, then the TRUSTEE shall immediately so advise the EMPLOYEE BENEFIT FINANCE COMMITTEE. The EMPLOYEE BENEFIT FINANCE COMMITTEE may, in its sole discretion, limit, prorate, or temporarily suspend further sales of COMPANY STOCK by the PLAN or take whatever steps necessary to ensure an orderly market in COMPANY STOCK.

                 A participant shall submit the appropriate Form to the SAVINGS FUND PLAN directing the PLAN ADMINISTRATOR as to the amount of the withdrawal. Distribution will be made as soon as practicable after receipt of the withdrawal Form. Upon each withdrawal, the UNITS credited to the appropriate FUND or FUNDS will be reduced by the number of UNITS withdrawn. Withdrawals from the BOND FUND can only be made in United States BONDS. Withdrawals from the COMPANY STOCK FUND may be made in cash or whole shares of stock at the election of the participant. Withdrawals of DEF, USF, BIF, SBF, or GIF UNITS will be made in cash at the then current value of the UNITS; or, at the election of the participant, the UNITS will be transferred to the COMPANY STOCK FUND pursuant to Section 14 and distribution will be made in whole shares of COMPANY STOCK.

                 (d) Ordering of Withdrawals. Whenever the PLAN ADMINISTRATOR is required to make a distribution under this Section 17 or Section 18, the PLAN ADMINISTRATOR shall first withdraw UNITS and earnings thereon attributable to a participant's NON-Section 401(k) CONTRIBUTIONS made prior to 1987, followed by UNITS and earnings thereon attributable to NON-
                          Section 401(k) CONTRIBUTIONS made after 1986, followed by UNITS withdrawable under Subsection 17(c)(1) followed by UNITS withdrawable under Subsection 17(c)(2), but only if available for withdrawal under that subsection, followed by UNITS and earnings thereon attributable to a participant's
                          Section 401(k) CONTRIBUTIONS, but only to the extent that such UNITS can be withdrawn by the participant under Subsection 17(a).

18.      Termination of Participation

         Participation in the PLAN ends as of the date that a participant ceases to be an ELIGIBLE EMPLOYEE. Although a former participant may elect to have an account balance held in the PLAN under Section 19 after participation ends, a former participant may not contribute to the PLAN, except that contributions to the PLAN will be accepted with respect to retroactive wage payments. A former participant who has an account balance in the PLAN may make withdrawals from the account balance, and transfer from one or more FUNDS to another FUND or FUNDS pursuant to the terms of the PLAN.

         Upon the death of a participant, the PLAN ADMINISTRATOR shall distribute the participant's account balance to the participant's BENEFICIARY within a reasonable time but not later than 60 days after receipt of a completed withdrawal form or 180 days after the PLAN ADMINISTRATOR receives NOTICE of the participant's death. If the BENEFICIARY does not complete a withdrawal form within the time periods set forth above, the distribution shall be in cash and paid directly to the BENEFICIARY.

19.      Distribution of Plan Benefits

         (a) Upon termination of participation, a distribution shall be made of the balances allocated to a participant's accounts if the value of the participant's account is $3,500 or less. Such distribution shall be made no later than the 60th day following the close of the PLAN YEAR in which participation terminates, unless the participant elects to receive distribution at an earlier date. If the value of a participant's account exceeds $3,500, distribution will be made upon receipt by the PLAN ADMINISTRATOR of the written distribution request of the participant. Distribution will therefore be made within 60 days of the receipt of such distribution request. Any provision of the PLAN notwithstanding, if participation continues beyond the end of the YEAR in which the participant attains age 70-1/2, distribution of the participant's entire interest in the PLAN shall be made no later than April 1 of the YEAR following the YEAR in which the participant attains age 70-1/2.

                 All distributions due under the PLAN shall be payable only out of the PLAN's assets as directed by the ADMINISTRATOR. Unless a cash distribution is requested the TRUSTEE will distribute a certificate for the whole shares of COMPANY STOCK, the United States BONDS, and the TRUSTEE'S check for the then current value of all other UNITS credited to the participant's account, plus any uninvested cash. Alternatively, at the direction of the participant, FUND UNITS other than U.S. SAVINGS BONDS UNITS may be transferred to the COMPANY STOCK FUND pursuant to Section 14 and distribution will be made in whole shares of COMPANY STOCK.

                 If a participant elects a cash distribution, upon receipt of the appropriate Form requesting such distribution, the TRUSTEE will distribute the then current value of the INVESTMENT FUND UNITS and uninvested cash. Until the TRUSTEE converts INVESTMENT FUND UNITS to cash, all UNITS shall continue to share in investment gains and losses. Distributions from the BOND FUND can only be made in United States BONDS.

         (b)     Any provision of the PLAN notwithstanding:

                 Unless the participant otherwise elects, distribution to such participant shall be made (or shall commence) not later than the 60th day after the close of the PLAN YEAR in which occurs the latest of the following events:

                 (1)      The participant attains age 65;

                 (2) The participant attains the 10th anniversary of the date on which he or she became a participant under the PLAN; or

                 (3) The participant's termination of employment with the EMPLOYER.

         (c)     Distributions hereunder will be made in accordance with
                 Section 401(a)(9) of the CODE and the regulations thereunder, including Treasury regulation Section 1.401(a)(9)-2, which are incorporated by reference herein.

20.      Direct Rollovers

         Notwithstanding any provision of the PLAN to the contrary that would otherwise limit a participant's election under this section, effective January 1, 1993, a participant or BENEFICIARY who is a surviving spouse may elect, at the time and in the manner prescribed by the PLAN ADMINISTRATOR, to have any portion of an eligible rollover distribution, as defined below, paid directly to an eligible retirement plan, as defined below, specified by the participant or BENEFICIARY who is a surviving spouse in a direct rollover. Any taxable portion of an eligible rollover distribution that is not transferred directly to an eligible retirement plan will be subject to mandatory federal income tax withholding.

         (a) An eligible rollover distribution shall mean any distribution of all or any portion of the balance to the credit of the participant, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the participant or the joint lives (joint life expectancies) of the participant and his or her designated BENEFICIARY, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the CODE; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) An eligible retirement plan shall mean an individual retirement account described in Section 408(a) of the CODE, an individual retirement annuity described in Section 408(b) of the CODE, an annuity plan described in Section 403(a) of the CODE, or a qualified trust described in Section 401(a) of the CODE, that accepts the participant's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.


                           ADMINISTRATIVE PROVISIONS

21.      Company's Powers and Duties

         The COMPANY, acting through its BOARD OF DIRECTORS or Executive Committee, reserves to itself the exclusive power to amend, suspend or terminate the PLAN as provided below and to appoint and remove from time to time:

         (a)     The individuals comprising the EMPLOYEE BENEFIT FINANCE
                 COMMITTEE;

         (b) The individuals comprising the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE; and

         (c)     The EMPLOYERS whose EMPLOYEES may participate in the PLAN.

         All powers and duties not reserved to the COMPANY are delegated to the EMPLOYEE BENEFIT FINANCE COMMITTEE and to the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE. Action of either committee shall be by vote of a majority of the members of the committee at a meeting, or in writing without a meeting and evidenced by the signature of any member who is so authorized by the committee. The COMPANY indemnifies each member of each committee against any personal liability or expense arising out of any action or inaction of the committee or of any member of the committee or of such individual, except that due to his own willful misconduct.

22.      Funding and Investment Provisions

         The EMPLOYEE BENEFIT FINANCE COMMITTEE appointed by the COMPANY'S BOARD OF DIRECTORS to serve at its pleasure has the express powers and duties described in this section.

         (a) Appointments. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty from time to time to appoint and remove the TRUSTEE, the INVESTMENT MANAGER, actuaries, accountants and such other advisors and consultants as may be needed for the proper financial administration and investment of the assets of the PLAN. Supplementing such appointments, the EMPLOYEE BENEFIT FINANCE COMMITTEE may enter into appropriate agreements with each TRUSTEE, INVESTMENT MANAGER or other advisors appointed under this paragraph and delegate to them appropriate powers and duties. The EMPLOYEE BENEFIT FINANCE COMMITTEE may appoint and delegate to one or more individuals the power and duty to handle the day-to-day financial administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

         (b) Investment Policy. The funding policy is set forth in Sections 3 and 4. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty to establish the investment policy and to review and revise it from time to time as the committee shall determine in its sole discretion. A copy of the current investment policy will be available for participants' review in the ADMINISTRATOR'S office. Any revision of the investment policy shall not be an amendment of the PLAN.

23.  Administration

         The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, appointed by the COMPANY'S BOARD OF DIRECTORS to serve at its pleasure, is the ADMINISTRATOR of the PLAN and is responsible for the overall administration of the PLAN. The ADMINISTRATOR has the sole power and duty to establish, and from time to time revise, such rules and regulations as may be necessary to administer the PLAN in a nondiscriminatory manner for the exclusive benefit of participants and all other persons entitled to benefits under the PLAN.

         The ADMINISTRATOR shall also maintain such records and make such computations, interpretations and decisions as may be necessary or desirable for the proper administration of the PLAN. The ADMINISTRATOR shall maintain for participants' inspection copies of the PLAN, TRUST AGREEMENT, investment policy, each agreement with an INVESTMENT MANAGER, the latest annual report, PLAN description and summary description and any amendments or changes in any of these documents. On written request, participants may obtain from the ADMINISTRATOR a copy of any of these documents at a cost established by the ADMINISTRATOR from time to time.

         The ADMINISTRATOR may appoint and delegate to one or more individuals the power and duty to handle the day-to-day administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

         The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall serve as the final review committee under the PLAN, to determine conclusively for all parties any and all questions arising from the administration of the PLAN and shall have sole and complete discretionary authority and control to manage the operation and administration of the PLAN, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all PLAN provisions, determination of the amount and kind of benefits payable to any participant or BENEFICIARY, and construction of disputed or doubtful terms. Such decisions shall be conclusive and binding on all parties and not subject to further review.

24.      Claims and Appeals Procedure

         If a claim is denied in whole or in part, the ADMINISTRATOR shall furnish to the claimant a written notice setting forth:

         (a)     Specific reason(s) for the denial,

         (b)     The PLAN provision(s) on which the denial is based,

         (c) A description of any material or information, if any, necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary, and

         (d) Information concerning the steps to be taken if claimant wishes to submit a claim for review.

         The above information shall be furnished to the claimant within 90 days after the claim is received by the ADMINISTRATOR.

         If a claimant is not satisfied with the written NOTICE described in the preceding paragraph, such claimant may request a full and fair review by so notifying the ADMINISTRATOR in writing within 90 days after receiving such notice. If a review is requested the claimant shall also be entitled, upon written request, to review pertinent documents and to submit issues and comments in writing. The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall furnish the claimant with a written final decision within 60 days after receipt of the request for review.

25.      Qualified Domestic Relations Orders

         The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall apply the provisions of this section with regard to a Domestic Relations Order (as defined below) to the extent not inconsistent with Section 414(p) of the CODE.

         The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall establish procedures, consistent with Section 414(p) of the CODE, to determine the qualified status of any Domestic Relations Order, to administer distributions under any Qualified Domestic Relations Order (as defined below), and to provide to the Participant and the Alternate Payee(s) (as defined below) all notices required under Section 414(p) of the CODE with respect to any Domestic Relations Order.

         Within a reasonable period of time after the receipt of a Domestic Relations Order (or any modification thereof), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine whether such order is a Qualified Domestic Relations Order.

         For purposes of this section:

         (a) Alternate Payee shall mean any spouse, former spouse, child, or other dependent of a participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the PLAN with respect to such Participant.

         (b) Domestic Relations Order shall mean any judgment, decree, or order (including approval of a property settlement agreement) which:

                 (1) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a participant; and

                 (2) is made pursuant to a state domestic relations law (including a community property law).

         (c) Qualified Domestic Relations Order shall mean a Domestic Relations Order which meets the requirements of Section 414(p)(1) of the CODE.

26.      Lost Participant or Beneficiary

         If, after three years, the ADMINISTRATOR cannot locate a participant or BENEFICIARY who is entitled to a distribution from an account, the UNITS, cash or COMPANY stock in the account shall be applied to reduce the amount of future EMPLOYER CONTRIBUTIONS payable to the PLAN. A participant or BENEFICIARY who is entitled to a distribution from an account which has previously been applied to reduce EMPLOYER CONTRIBUTIONS under this Section 24 shall, upon filing a written claim, have the account reinstated in full and upon such reinstatement shall receive a distribution of the balance in the reinstated account, with interest at the prevailing legal rate accrued from the date his account was applied to reduce EMPLOYER CONTRIBUTIONS.

27.      Benefits Are Not Assignable

         Except as may be required by law, a participant's interest in the PLAN and that of a participant's BENEFICIARY or spouse shall not be subject in any manner to assignment, anticipation, alienation, sale, transfer, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so assign, anticipate, sell, transfer, pledge, encumber or charge the same shall be void.

28.      Facility of Payment

         If the ADMINISTRATOR determines that any individual entitled to any payment under the PLAN is physically or mentally incompetent and no guardian or conservator has been appointed to receive such payment, the ADMINISTRATOR may cause all payments thereafter becoming due to such individual to be applied for and on behalf of and for the benefit of such individual. Payments made pursuant to this provision shall completely discharge the EMPLOYER, the ADMINISTRATOR, the TRUSTEE and all fiduciaries of all further responsibility with respect to such individual.

29.      Future of the Plan

         If participation in the PLAN is ended because a substantial portion of an EMPLOYER'S property is sold or otherwise disposed of or because an EMPLOYER withdraws from the PLAN, a participant's interest is determined in accordance with the provisions of the next paragraphs as if the PLAN itself has been terminated.

         The COMPANY hopes and expects to continue this PLAN indefinitely, but because future conditions cannot be foreseen, its BOARD OF DIRECTORS necessarily reserves the right to amend or terminate the PLAN at any time. However, no amendment, merger or consolidation of the PLAN may be made which would reduce the right that any individual may then have with respect to the PLAN'S assets then being held under the PLAN or permit any funds to revert to an EMPLOYER or to be used for any purpose except for the exclusive benefit of participants, spouses and BENEFICIARIES.

         If the PLAN is terminated, all contributions to the PLAN shall cease but the PLAN shall continue to operate in all other respects until all of the TRUST assets have been distributed in accordance with the provisions of the PLAN in effect on the date of its termination. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, if such other plan is then terminated, participant shall receive a benefit immediately after such merger, consolidation, or transfer which is equal to or greater than the benefit which participant would have received had the PLAN terminated immediately prior to such merger, consolidation, or transfer.

30.      Definitions
         -----------

         Administrator:                            Employee Benefit Administrative Committee,
         -------------                             201 Mission Street,
                                                   l9th Floor, Mail Code P19A,
                                                   P.O. Box 770000, San Francisco,
                                                   California 94177

         BIF:                                      The Bond Index Fund.
         ---

         Beneficiary:                              The person or persons entitled to receive any distribution due under
         -----------                               the Plan in the event of a participant's death.  For a married participant, the participant's spouse shall automatically be the
                                                   Beneficiary unless the participant, with the written consent of his spouse, elects to designate another person or persons to be
                                                   Beneficiary.  The consent of the spouse shall be in writing, shall acknowledge the effect of the consent, and shall be witnessed by a notary public or Plan representative.  A participant designates a
                                                   Beneficiary on a Designation of Beneficiary Form available from the
                                                   Plan Administrator.  In the event an unmarried participant does not designate a Beneficiary, the participant's estate shall be deemed to be the Beneficiary.

         Board of Director:                        The Board of Directors of Pacific Gas and Electric Company.
         -----------------

         Bond Fund:                                A fund invested in United States Savings Bonds.  (See Section 8)
         ---------

         Bond Index Fund:                          A fund invested in marketable fixed-income securities.  (See Section 12)
         ---------------

         Bonds:                                    Series "EE" Savings Bonds issued by the United States Treasury.  If
         -----                                     the issuance of Series "EE" Bonds is discontinued, Bonds will refer to any other Bond issued by the United States Treasury which the
                                                   Employee Benefit Finance Committee selects for purchase under the
                                                   Plan.

         Business Day:                             Any day that the New York Stock Exchange is open for business.
         ------------

         Calendar Quarter:                         The three month period commencing on January 1, April 1, July 1 or
         ----------------                          October 1.

         Code:                                     The Internal Revenue Code of 1986, as amended from time to time.
         ----

         Company:                                  Pacific Gas and Electric Company.
         -------

         Company Stock:                            The common stock issued by Company.
         -------------

         Company Stock Fund:                       A fund invested in the common stock issued by the Company.  (See
         ------------------                        Section 7)

         Covered Compensation:                     Earnings from an Employer, including straight-time pay for hours
         --------------------                      worked, shift and nuclear premiums at the straight-time rate, straight-time pay for temporary upgrades, vacation pay (including vacation pay upon retirement), inclement weather pay, sick leave pay, holiday pay, differential pay for military training, pay for other time off with permission carrying full pay, temporary compensation under any state Worker's Compensation Law, payments under the Long Term Disability Plan, or supplemental benefits for industrial injury.  Covered Compensation shall not include pay or shift and nuclear premiums for more than 40 hours per week, overtime bonuses, vacation or holiday pay requests other special fees or allowances, per diem allowances, payments, other than temporary compensation, made under any Workers' Compensation Law, voluntary wage benefit or state disability plans, or any other benefit plan.  For Plan Years beginning after 1988 and before 1994, the maximum Covered Compensation of each Employee that may be taken into account each Plan Year shall not exceed $200,000 (as adjusted by the Secretary of the Treasury under Sec-

                                                   tion 401(a)(17) of the Code.  For Plan Years beginning after 1993, the maximum Covered Compensation of each Employee that may be taken into account each Plan Year shall not exceed $150,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17) of the
                                                   Code).  In determining the Covered Compensation of a Highly
                                                   Compensated Employee for purposes of this limitation, the rules of
                                                   Section 414(q)(6) of the Code shall apply, except that the term
                                                   "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Year. If the aggregate Covered Compensation of family members exceeds the applicable compensation limit as limited by Section 401(a)(17) of the Code, then the amount of
                                                   Covered Compensation considered under the Plan for each family member is proportionately reduced so that the total equals the applicable compensation limitation under Section 401(a)(17) of the
                                                   Code.

         DEF:                                      The Diversified Equity Fund.
         ---

         Diversified Equity Fund:                  A fund invested in a diversified portfolio of securities.  (See
         -----------------------                   Section 9)

         Eligible Employee:                        One entitled to become a contributing participant, provided, however,
         -----------------                         however, a "leased employee," as defined in Section 414(n)(2) of the
                                                   Code shall not be entitled to become an Eligible Employee.

         Employee:                                 An Employee of an Employer who is not represented by a union.
         --------

         Employee Benefit                          The Employee Benefit Administrative Committee referred to in
           Administrative Committee:               Section 23.
           ------------------------

         Employee Benefit Finance                  The Employee Benefit Finance Committee referred to in Section 22.
          Committee:
          ---------

         Employer:                                 Pacific Gas and Electric Company, Pacific Service Employees
         --------                                  Association, and any other company, association, or credit union designated by the Board of Directors as eligible to participate in this Plan as an Employer.

         Employer Contributions:                   Any contributions to the Plan by Company.
         ----------------------

         FlexDollars:                              Amounts which a participant elects pursuant to the Company's Flex
         -----------                               Plan to contribute as Section 401(k) Contributions.  Rules governing
                                                   FlexDollars are contained in the Company's Flex Plan; rules governing the treatment of FlexDollars under this Plan are contained in Subsection 3(b).

         Fund:                                     The Company Stock Fund, the U.S. Bond Fund, the Diversified Equity
         ----                                      Fund, the Guaranteed Income Fund, the Bond Index Fund, the Stock and
                                                   Bond Fund, and the Utility Stock Fund, or any of them.

         GIF:                                      The Guaranteed Income Fund.
         ---

         Guaranteed Income Fund:                   A fund invested in fixed rate, fixed term contracts.  (See Section
         ----------------------                    11)

         Highly Compensated:                       Whether an Eligible Employee is Highly Compensated shall be
         ------------------                        determined using the simplified method under Code Section 414(q)(12)
                                                   as described in applicable Treasury regulations or other guidance issued by the Internal Revenue Service.

         Investment Fund:                          The Company Stock Fund, the U.S. Bond Fund, the Diversified Equity
         ---------------                           Fund, the Guaranteed Income Fund, the Bond Index Fund, the Stock and
                                                   Bond Fund, and the Utility Stock Fund, or any of them.

         Investment Manager:                       1. Diversified Equity Fund.
         ------------------                              J. P. Morgan, 522 Fifth Avenue, New York, NY 10036, or such other firm or individual as may be selected from time to time by the Employee Benefit Finance Committee.
                                                   2. Guaranteed Income Fund.
                                                         PRIMCO Capital Management, Inc., 101 South Fifth Street,
                                                         Louisville, Kentucky 40202, or such other firm or individual as may be selected from time to time by the Employee Benefit
                                                         Finance Committee.
                                                   3. Bond Index Fund.
                                                         The Vanguard Group, Vanguard Financial Center, Valley Forge,
                                                         Pennsylvania 19482, or such other firm or individual as may be selected from time to time by the Employee Benefit Finance
                                                         Committee.
                                                   4. Stock and Bond Fund.
                                                         Columbia Trust Company, 1301 S.W. Fifth Avenue, P.O. Box
                                                         1350, Portland, Oregon 97207, or such other firm or

                                                         individual as may be selected from time to time by the
                                                         Employee Benefit Finance Committee.
                                                   5. Utility Stock Fund.
                                                         Wells Fargo Nikko Investment Advisors, 45 Fremont Street, San
                                                         Francisco, California 94105, or such other firm or individual as may be selected from time to time by the Employee Benefit
                                                         Finance Committee.

         Long Term Disability Plan:                Part B of the Group Life Insurance and Long Term Disability Plan of
         -------------------------                 Pacific Gas and Electric Company as amended January 1, 1991.

         Non-Section 401(k) Contributions:         Employee contributions to the Plan as described in Subsection 3(c)
         --------------------------------          and all Employee Contributions made prior to October 1, 1984.
                                                   Non-Section 401(k) Contributions are made with after-tax dollars.

         Notice:                                   Any method of communication, whether electronic, telephonic, written
         ------                                    or other, provided that the Plan Administrator has communicated in writing to participants any such method and its format as
                                                   appropriate and acceptable.

         Plan:                                     This Company's Savings Fund Plan for Non-Union Employees, as
         ----                                      amended, revised and set forth herein.

         Retirement Plan:                          The Company's Retirement Plan as revised from time to time.
         ---------------

         SBF:                                      The Stock and Bond Fund.
         ---

         Savings Fund Plan Office:                 201 Mission Street, l9th Floor
         ------------------------                  Mail Code P19A
                                                   P.O. Box 770000
                                                   San Francisco, CA 94177

         Section 401(k) Contribution:             Amounts deferred from a Participant's Covered Compensation as
         ---------------------------              described in Subsection 3(a).  Section 401(k) Contributions are made with pre-tax dollars.

         Service:                                 The period of time commencing with the first day of employment or
         -------                                  reemployment for an Employer and ending on participant's Severance from Service Date.  If an Employee with less than one year of
                                                  Service is rehired after a period of severance which extends for
                                                  12 months or more, the Employee shall be treated as a new Employee for all purposes, and

                                                   the Service and compensation before the Severance from Service Date shall not be recognized for any purpose of the Plan.  Participants who have a period of severance after they have completed at least one year of Service and who are later rehired, immediately become
                                                   Eligible Employees entitled to contribute in accordance with their total years of Service.

                                                   Service shall also include all years of Service with:

                                                   (a)      Any corporation which is a member of the same controlled
                                                            group of corporations as the Company or of any other
                                                            Employer (within the meaning of Section 414(b) of the Code);

                                                   (b)      Any trade or business under the common control of the
                                                            Company or of any other Employer (within the meaning of
                                                            Section 414(c) of the Code);

                                                   (c)      Any service organization which is a member of the same
                                                            affiliated service group as the Company or of any other
                                                            Employer (within the meaning of Section 414(m) of the Code).

         Severance From Service                    A.       The date on which an Employee quits, retires, is discharged
           Date:                                            or dies; or
           ----
                                                   B.       The first anniversary of the first date of a period in
                                                            which a participant remains absent from work for an
                                                            Employer for any reason other than resignation, retirement, discharge, or death.

                                                   C.       For the purpose of determining the Severance from Service
                                                            Date, the following periods shall not be considered as
                                                            absences from work for an Employer:

                                                            (1)     Absence on a leave of absence authorized by an
                                                                    Employer.

                                                            (2)     Absence because of illness or injury as long as the
                                                                    participant is entitled to receive sick leave pay
                                                                    or is entitled to receive benefits

                                                                    under the provisions of the Voluntary Wage Benefit
                                                                    Plan, a state disability plan, the Long Term
                                                                    Disability Plan, or a Workers' Compensation Law.

                                                            (3)     Absence for military service or service in the
                                                                    Merchant Marines so long as reemployment rights are
                                                                    protected by law.

                                                            (4)     Absence caused by layoff for lack of work of less
                                                                    than 12 continuous months for a Participant who has
                                                                    less than five years of service, or 24 continuous
                                                                    months for a Participant who has five or more years
                                                                    of service.

         Stock and Bond Fund:                      A fund invested in U.S. equities and U.S. fixed-income investments.
         -------------------                       (See Section 13)

         Trust:                                    The Trust into which all contributions are deposited and from which
         -----                                     all distributions are made.

         Trustee:                                  State Street Bank and Trust Company, 225 Franklin Street, Boston,
         -------                                   Massachusetts 02101, or such other bank or trust company selected by the Employee Benefit Finance Committee which agrees to act as
                                                   Trustee or successor Trustee of the Trust pursuant to the Trust
                                                   Agreement.

         Trust Agreement:                          The agreement between the Company and the Trustee.
         ---------------

         Unit:                                     A measurement of participant's interest in the Investment Funds.
         ----                                      For purposes of the Bond Fund, a unit shall be a United States Bond.

         USF:                                      The Utility Stock Fund.
         ---

         Utility Stock Fund:                       An index fund invested in common stocks of companies engaged in the
         ------------------                        generation, transmission or distribution of electric energy (See
                                                   Section 10).

         Year:                                     The calendar year beginning January 1 and ending December 31.
         ---

                              SPECIAL PROVISION A

                              TOP HEAVY PROVISIONS


(a)      General Rule

         For any PLAN YEAR for which this PLAN is a "top-heavy plan" as defined in subsection (g) below, any other provisions of this PLAN to the contrary notwithstanding, this PLAN shall be subject to the following provisions:

         (1)     The minimum contribution provisions of subsection (b).

         (2)     The limitation on contribution set by subsection (d).

(b)      Minimum Contribution Provisions

         Each participant who (i) is a non-key EMPLOYEE (as defined in subsection (i) below) and (ii) is employed on the last day of the PLAN YEAR, even if such individual is excluded from the PLAN for failing to make mandatory contributions to the PLAN, shall be entitled to have contributions allocated to his account of not less than three percent (the "minimum contribution percentage") of the participant's compensation (within the meaning of Section 415 of the CODE). In determining the minimum contribution percentage to be allocated to an EMPLOYEE'S account, a participant's Section 401(k) CONTRIBUTIONS shall be considered as EMPLOYER CONTRIBUTIONS.

         The minimum contribution percentage set forth above shall be reduced for any PLAN YEAR in which the percentage at which contributions are made (or required to be made) under the PLAN for the PLAN YEAR for the key EMPLOYEE for whom such percentage is the highest for such PLAN YEAR is less than three percent. For this purpose, the percentage with respect to a key EMPLOYEE (as defined in subsection (g) below) shall be determined by dividing the contributions (including forfeitures) made for such key EMPLOYEES by so much of his total compensation for the PLAN YEAR.

         Contributions taken into account under the immediately preceding sentence shall include contributions under this PLAN and under all other defined contribution plans required to be included in an aggregation group (as defined in subsection (f)(2) below) but shall not include any plan required to be included in such aggregation group if such plan enables a defined contribution plan required to be included in such group to meet the requirements of the CODE prohibiting discrimination as to contributions or benefits in favor of EMPLOYEES who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

         Contributions taken into account under this subsection (b) shall not include any contributions under the Social Security Act or any other Federal or State law.

(c)      Limitations on Contributions

         In the event that the EMPLOYER also maintains a defined benefit PLAN providing benefits on behalf of participants in this PLAN, one of the two following provisions shall apply:

         (1) If for the PLAN YEAR this PLAN would not be a "top-heavy PLAN" as defined in subsection (a)(2) above if "90 percent" were substituted for "60 percent," then subsection (b) shall apply for such PLAN YEAR as if amended so that "four percent" were substituted for "three percent".

         (2) If for the PLAN YEAR this PLAN would continue to be a "top-heavy PLAN" as defined in subsection (f) below if "90 percent" were substituted for "60 percent," then the denominator of both the defined contribution PLAN fraction and the defined benefit PLAN fraction shall be calculated as set forth in Section 415 (e) of the CODE for the limitation year ending in such PLAN YEAR by substituting "1.0" for "1.25" in each place such figure appears, except with respect to any individual for whom there are no EMPLOYER CONTRIBUTIONS allocated or any accruals for such individual under the defined benefit PLAN. Furthermore, the transitional rule set forth in Section 415 (e) of the CODE shall be applied by substituting "$41,500" for "$51,875".

(d)      Coordination with Other Plans

         In the event that another defined contribution or defined benefit plan maintained by the EMPLOYER provides contributions or benefits on behalf of participants in this PLAN, such other plan shall be treated as a part of this PLAN pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling or regulations) in determining whether this PLAN satisfies the requirements of subsection (b), (c) and (d). Such determination shall be made upon the advice of counsel by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE.

(e)      Top-Heavy Plan Definition

         This PLAN shall be a "top-heavy plan" for any PLAN YEAR if, as of the determination date (as defined in subsection (f)(1) below), the aggregate of the accounts under the PLAN and any required aggregation group or permissive aggregation group of plans for participants (including former participants) who are key EMPLOYEES (as defined in subsection (g) below but not including accounts of individuals excluded under section 416(g)(4)(E) of the CODE) exceeds 60 percent of the present value of the aggregate of the accounts for all participants, excluding former key EMPLOYEES, or if this PLAN is required to be in an aggregate group (as defined in subsection (f)(3) below) which for such PLAN YEAR is a top-heavy group (as defined in subsection (f)(4) below).

         (1) "Determination date" means for any PLAN YEAR the last day of the immediately preceding PLAN YEAR.

         (2)     "Valuation date" means the last day of each PLAN YEAR.

         (3) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

                 (A) The group of plans that are required to be aggregated (the "required aggregation group") includes

                          (i) Each plan of the EMPLOYER (as defined in subsection (i) below) in which a key EMPLOYEE is a participant, including collectively-bargained plans, and

                          (ii) Each other plan, including collectively-bargained plans of the EMPLOYER (as defined in subsection (i) below) which enables a plan in which a key EMPLOYEE is a participant to meet the requirements of the CODE prohibiting discrimination as to contributions or benefits in favor of EMPLOYEES who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

                 (B) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the EMPLOYER (as defined in subsection
                          (i) below) that is not part of the required aggregation group and that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the CODE.

         (4) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for key EMPLOYEES under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of key EMPLOYEES under all defined contribution plans included in the aggregation group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all EMPLOYEES, excluding former key EMPLOYEES, under all such defined benefit plans plus the aggregate accounts for all EMPLOYEES, excluding former key EMPLOYEES, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each plan in the group will be top heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

         (5) In determining whether this PLAN constitutes a "top-heavy plan," the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (or its agent) shall make the following adjustments in connection therewith:

                 (A) When more than one plan is aggregated, the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated separately by adding the results of each plan as of the determination dates for such plans that fall with the same calendar year.

                 (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any EMPLOYEE, such present value or account shall include the amount in dollar value of the aggregate distributions made to such EMPLOYEE under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distribu-


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

                          tions to EMPLOYEES which represented the entire amount credited to their accounts under the applicable plan.

                 (C) Further, in making such determination, in any case where an individual is a "non-key EMPLOYEE" as defined in subsection (h) below, with respect to an applicable plan, but was a key EMPLOYEE with respect to such plan for any prior PLAN YEAR, any accrued benefit and any account of such EMPLOYEE shall be altogether disregarded. For this purpose, to the extent that a key EMPLOYEE is deemed to be a key EMPLOYEE if he or she met the definition of key EMPLOYEE within any of the four preceding PLAN YEARS, this provision shall apply following the end of such period of time.

(f)      Key EMPLOYEE

         The term "key EMPLOYEE" means any EMPLOYEE or former EMPLOYEE under this PLAN who, at any time during the PLAN YEAR containing the determination date or during any of the four preceding PLAN YEARS, is or was one of the following:

         (1) An officer of the EMPLOYER having an annual compensation greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the CODE for such PLAN YEAR. Whether an individual is an officer shall be determined by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of officer. For any such PLAN YEAR, these shall be treated as officers no more than the lesser of:

                 (A)      50 EMPLOYEES, or

                 (B) the greater of three EMPLOYEES or 10 percent of the EMPLOYEES.

                 For this purpose, if there are more than 50 officers, the 50 highest-paid officers shall be the key EMPLOYEES.

         (2) One of the ten EMPLOYEES owning (or considered as owning, within the meaning of the constructive ownership rules of the
                 CODE) the largest interests in the EMPLOYER (as defined in subsection (i)). An EMPLOYEE who has some ownership interest is considered to be one of the top ten owners unless at least ten other EMPLOYEES own a greater interest than that EMPLOYEE. However, an EMPLOYEE will not be considered a top ten owner for a PLAN YEAR if the EMPLOYEE earns an amount equal to or less than the maximum dollar limitation on contributions and other annual additions to a participant's account in a defined contribution PLAN under the CODE as in effect for the calendar year in which the determination date falls.

         (3) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the CODE) more than five percent of the outstanding stock of the EMPLOYER or stock possessing more than five percent of the combined total voting power of all stock of the EMPLOYER.

         (4) A one percent owner of the EMPLOYER having an annual compensation from the EMPLOYER of more than $150,000, and who owns more than one percent of the outstanding stock of the EM-

                 PLOYER or stock possessing more than one percent of the combined total voting power of all stock of the EMPLOYER. For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a participant's account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the CODE.

                 For purposes of parts (1), (2), (3) and (4) of this definition, a BENEFICIARY of a key EMPLOYEE shall be treated as a key EMPLOYEE. For purposes of parts (3) and (4), each EMPLOYER is treated separately (without regard to the definition in subsection (i)) in determining ownership percentages; but, in determining the amount of compensation, the definition of EMPLOYER in subsection (i) is taken into account.

(g)      Non-key EMPLOYEE

         The term "non-key EMPLOYEE" means any EMPLOYEE (and any beneficiary or an EMPLOYEE) who is not a key EMPLOYEE.

(h)      Employer

         The term "employer" as defined in Section 30 of this PLAN.

                           -------------------------

         I, Leslie H. Everett, do hereby certify that I am the Corporate Secretary of the PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California, and that the above and foregoing is a full, true and correct copy of the Pacific Gas and Electric Company SAVINGS FUND PLAN FOR NON-UNION EMPLOYEES as the same exists at the date of this certification.

         WITNESS my hand and the seal of the said corporation hereunto affixed
this     day of                    .


                               Leslie H. Everett
                             Corporate Secretary of
                        PACIFIC GAS AND ELECTRIC COMPANY


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